UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2015
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Federal Signal Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (630) 954-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
Effective January 1, 2016, Dennis J. Martin, 65, current President and Chief Executive Officer of Federal Signal Corporation (“the Company”), will be appointed to the position of Executive Chairman. In his new role, Mr. Martin will lead the Board of Directors of the Company (“the Board”) and remain actively involved in the Company’s mergers and acquisitions activities, investor relations, and leadership team development.

Mr. Martin was appointed President and Chief Executive Officer in October 2010 and was appointed to the Board in March 2008. Mr. Martin had been an independent business consultant from 2005 to October 2010 and was the Chairman, President and Chief Executive Officer of General Binding Corporation from 2001 to 2005. Mr. Martin has served as a director of HNI Corporation, a provider of office furniture and hearths (NYSE: HNI), since July 2000. Mr. Martin also served on the Board of Directors of Coleman Cable, Inc. (“Coleman”), a manufacturer and innovator of electrical and electronic wire and cable products (formerly NASDAQ: CCIX), from February 2008 until February 2014 when Coleman was acquired by Southwire Company.

Effective January 1, 2016, Jennifer L. Sherman, 50, the Company’s current Chief Operating Officer, will be appointed to the position of President and Chief Executive Officer. Ms. Sherman was appointed Senior Vice President and Chief Operating Officer in April 2014. Since joining the Company in 1994, Ms. Sherman has served in various roles of increasing responsibility, including Senior Vice President, Chief Administrative Officer, General Counsel and Secretary from 2010 to April 2014, Senior Vice President, Human Resources, General Counsel and Secretary from 2008 to 2010, and Vice President, General Counsel and Secretary from 2004 to 2008. Ms. Sherman is a director of Franklin Electric Co., Inc. (NYSE: FELE).

(d)
Effective January 1, 2016, the Board elected Mr. Martin as Executive Chairman of the Board and elected non-employee director James E. Goodwin as Lead Independent Director. The Board increased the number of directors from eight to nine, and elected Ms. Sherman to the Board. As employee directors, Mr. Martin and Ms. Sherman will not receive any additional compensation for their service on the Board.

(e)	In connection with Mr. Martin's and Ms. Sherman's new positions, effective January 1, 2016, the following changes will be made to their compensation:

•	Mr. Martin will be paid an annual base salary of $600,000;

•	Ms. Sherman will be paid an annual base salary of $650,000; and

•
Mr. Martin and Ms. Sherman will be provided an opportunity to earn an annual cash bonus under the Company’s short-term incentive plan. For 2016, Mr. Martin’s and Ms. Sherman’s annual cash incentive bonus target will be set at 100% of their base salaries, with a maximum bonus potential of 200% of their base salaries.

A copy of the Company’s press release announcing these matters is attached hereto as Exhibit 99.1 and the information contained therein is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
	99.1	Press Release dated December 2, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: December 2, 2015	By:	/s/ Brian S. Cooper
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
Exhibit 99.1	Press Release dated December 2, 2015